Exhibit 99(a)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Reports of the Alberto-Culver 401(k) Savings Plan and the Sally Beauty 401(k) Savings Plan (the “Plans”) on Form 11-K for the period ended December 31, 2002 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Kent E. Madlinger, Senior Manager, Compensation and Benefits of Alberto-Culver Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plans.

/s/ KENT E. MADLINGER
Senior Manager, Compensation and Benefits

In the capacity of Chief Executive Officer of

the Alberto-Culver 401(k) Savings Plan and

Sally Beauty 401(k) Savings Plan

June 30, 2003